SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2012

Solo International, Inc.
 (Exact name of Company as specified in its charter)

Nevada	333-170096	68-0680819
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Suite 200 – 871 Coronado Center Drive, Henderson, NV 89052
(Address of principal executive offices)
702-330-3285
(Company’s Telephone Number) Suite 2500 1155 Boul Rene-Levesque West, Montreal, Quebec H3B 2K4
(Former name or former address, if changed since last report)

Copy of all Communications to:
Carrillo Huettel, LLP
3033 Fifth Avenue, Suite 400
San Diego, CA 92103
Phone: 619.546.6100
Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SOLO INTERNATIONAL, INC.
Form 8-K
Current Report

Item 1.01                      Entry Into a Material Definitive Agreement

 On January 10, 2012, Solo International, Inc., a Nevada corporation (the "Company") entered into a Securities Purchase Agreement (the “Agreement”) with Craigstone Ltd. (“Craigstone”) whereby the Company shall offer one (1) Unit consisting of a Convertible Promissory Note (the “Note”) in the amount of one hundred fifteen thousand dollars ($115,000) and a three (3) year Warrant (the “Warrant”) to purchase two hundred fifty thousand (250,000) shares of the Company’s Common Stock.  The Note earns simple interest accruing at ten percent (10%) per annum and is due on or before the twelfth month anniversary of the date of execution.

The description of the Agreement is a brief summary only and is qualified in its entirety by the respective terms set forth therein.  A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by this reference.

Item 3.02                      Unregistered Shares of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description of Exhibit
10.1	Securities Purchase Agreement dated January 10, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO INTERNATIONAL, INC.
Date: January 12, 2012	By: /s/ Michel Plante
Michel Plante
President and CEO